UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the  Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  February 28, 2012

EURO GROUP OF COMPANIES, INC.
(Exact name of registrant as specified in its charter)

000-29805
  (Commission File Number)

Delaware	13-4070586
(State of incorporation or organization)	I.R.S. Employer Identification No.)

475 Whitney Avenue New Haven, CT 06511
 (Address of principal executive offices)

Telephone No.: (203) 562-0550
(Registrant’s telephone number, including area code)

10 Midland Avenue, Port Chester, New York 10573
(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-k filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14-d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4( c) under the Exchange Act (17 CFR 240.13e-4( c))

ITEM 8.01 OTHER EVENTS

Change of Address

On February 6, 2012, the Company changed the address of its executive offices to 475 Whitney Avenue New Haven, CT 06511.  The new phone number is (203) 562-0550.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated:   February 28, 2012

Euro Group of Companies, Inc.

By:	/s/ Stephen R. Bellis
STEPHEN R. BELLIS Director

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